UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Walgreens Boots Alliance, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount previously paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing party:
	4)	Date Filed:

IMPORTANT NOTICE ABOUT YOUR WALGREENS BOOTS ALLIANCE, INC.

PROXY MATERIALS

May 7, 2015

Re:	Walgreens Boots Alliance, Inc. Annual Meeting of Stockholders to be held May 28, 2015

Dear Walgreens Boots Alliance, Inc. Stockholder:

Recently you received proxy materials for the upcoming Annual Meeting of Stockholders of Walgreens Boots Alliance, Inc. (the “Company”) to be held May 28, 2015. It has come to our attention that, due to our inadvertent clerical error, the materials you received contained a proxy card that included an incorrect telephone number to be called to vote by telephone, one of the three ways presented to vote your shares. The correct telephone number to vote by telephone is 1-800-690-6903. This telephone number is correctly reflected on the proxy card included in this envelope. No other changes have been made to the proxy card. This clerical error affected the proxy card distributed to holders of, in the aggregate, less than 1% of the Company’s outstanding shares.

If you have not already voted, you may vote your shares by following the instructions on the enclosed proxy card. If you have already submitted a proxy card or voted by telephone or the Internet, you do not need to vote again unless you wish to change your vote. You may change your vote at any time prior to the Annual Meeting. See “Can I change my vote after I return the proxy card, or after voting by telephone or electronically?” under “Questions and Answers about the Proxy Materials and the Annual Meeting” on page 7 of the Proxy Statement the Company filed with the Securities and Exchange Commission and first distributed to stockholders on or about April 17, 2015. The Proxy Statement contains important information that should be read before voting.

Please note that Broadridge Financial Solutions, Inc., not the Company, will bear the cost of this additional mailing to the affected stockholders. We apologize for any inconvenience this may have caused you.

Sincerely,

/s/ Broadridge Financial Solutions, Inc.

Broadridge Financial Solutions, Inc.

R65126-0515-LTR

108 WILMOT ROAD

DEERFIELD, IL 60015

INSTRUCTIONS FOR VOTING BY THE INTERNET, TELEPHONE OR MAIL

Walgreens Boots Alliance, Inc. encourages you to take advantage of convenient voting methods. Please take this opportunity to use one of the three voting methods below. Voting is easier than ever.

Proxies submitted by telephone or the Internet must be received by 11:59 PM, Eastern Time, on May 27, 2015.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time on May 27, 2015. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY INTERNET - www.proxyvote.com or scan the QR code above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM Eastern Time on May 27, 2015. Have your proxy card in hand when you access the web site and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Walgreens Boots Alliance, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, for delivery prior to the meeting date.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M93659-P63291-Z65126	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WALGREENS BOOTS ALLIANCE, INC.

If you wish to vote in accordance with the Board of Directors recommendations, just sign below.

The Board of Directors recommends that you vote FOR all nominees for director. (Your proxy holders will vote FOR the election of the following nominees unless you indicate otherwise.)

1.	Election of 12 Directors:		For	Against	Abstain
Nominees:
	1a.	Janice M. Babiak	☐	☐	☐

	1b.	David J. Brailer	☐	☐	☐

	1c.	Steven A. Davis	☐	☐	☐

	1d.	William C. Foote	☐	☐	☐

	1e.	Ginger L. Graham	☐	☐	☐

	1f.	John A. Lederer	☐	☐	☐

	1g.	Dominic P. Murphy	☐	☐	☐

	1h.	Stefano Pessina	☐	☐	☐

	1i.	Barry Rosenstein	☐	☐	☐

	1j.	Leonard D. Schaeffer	☐	☐	☐

	1k.	Nancy M. Schlichting	☐	☐	☐

	1l.	James A. Skinner	☐	☐	☐

Vote on Proposals

The Board of Directors recommends that you vote FOR proposals 2 and 3. (Your proxy holders will vote FOR each of the following proposals unless you indicate otherwise.)		For	Against	Abstain

2.	Advisory vote to approve named executive officer compensation.	☐	☐	☐

3.	Ratify the appointment of Deloitte & Touche LLP as Walgreens Boots Alliance, Inc.’s independent registered public accounting firm.	☐	☐	☐

The Board of Directors recommends that you vote AGAINST proposals 4, 5, 6 and 7. (Your proxy holders will vote AGAINST proposals 4, 5, 6 and 7 unless you indicate otherwise.)

4.	Stockholder proposal regarding an executive equity retention policy.	☐	☐	☐

5.	Stockholder proposal regarding accelerated vesting of equity awards of senior executives upon a change in control.	☐	☐	☐

6.	Stockholder proposal regarding proxy access.	☐	☐	☐

7.	Stockholder proposal regarding linking executive pay to performance on sustainability goals.	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

Please sign your name(s) as it appear(s) on this proxy. Joint owners should each sign. If signing for a corporation or partnership, or as agent, attorney or fiduciary, indicate the capacity in which you are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

ANNUAL MEETING

The Walgreens Boots Alliance, Inc. Annual Meeting of Stockholders will be held May 28, 2015, at 9:00 AM, Central Time, at The Civic Opera House, 20 North Wacker Drive (NW corner of Madison St. and upper Wacker Dr.), Chicago, Illinois 60606.

An admission ticket is included in this mailing. You will not be admitted without a ticket and one form of photo identification. Stockholders should enter in the Civic Opera House main lobby. Please follow posted signs. If you require assistance, wheelchairs will be available.

Please note the new location and these guidelines for attendees:

•	This is a procedural business meeting, and item samples will not be offered.

•	Seating is limited and will be on a first-come, first-served basis.

•	Backpacks and suitcases are not permitted in the meeting, and distribution of any materials is prohibited.

•	The Civic Opera House is convenient to Union and Ogilvie train stations and numerous public parking lots.

•	Please note, any parking cost is the attendee’s responsibility.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 28, 2015:

The Notice and Proxy Statement and fiscal 2014 Annual Report are available at www.proxyvote.com.

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M93660-P63291-Z65126

WALGREENS BOOTS ALLIANCE, INC.

Annual Meeting Proxy Card

Proxy solicited on behalf of the Board of Directors

The stockholder hereby appoints WILLIAM C. FOOTE, STEFANO PESSINA and JAMES A. SKINNER, or any of them, with full power of substitution, as attorneys and proxies to vote all shares of common stock which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of WALGREENS BOOTS ALLIANCE, INC. (and any adjournment thereof) to be held at The Civic Opera House, 20 North Wacker Drive (NW corner of Madison St. and upper Wacker Dr.), Chicago, Illinois 60606, on Thursday, May 28, 2015 upon the matters referred to on the reverse side and, in their discretion, upon such other matters as may properly come before the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting or any adjournment thereof.

This proxy, when properly executed, will be voted as directed. If no direction is specified, this proxy will be voted FOR proposals 1, 2 and 3, AGAINST proposals 4, 5, 6 and 7, and in the discretion of the proxyholders on such other matters as may properly come before the meeting or any adjournment thereof. The proxyholders reserve the right in their discretion to cumulate votes and cast such votes in favor of the election of some or all of the applicable director nominees.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)